UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As disclosed in a Current Report on Form 8-K, dated May 5, 2021, BorgWarner Inc. issued a press release announcing its financial results for the quarter ended March 31, 2021 and full-year 2021 guidance. This Amendment No. 1 to Current Report on Form 8-K/A is being filed by the Company to provide an updated Exhibit 99.1 to that Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On May 6, 2021, BorgWarner Inc. (the “Company”) provided an updated press release (the “Updated Press Release”) announcing its financial results for the quarter ended March 31, 2021 and full-year 2021 guidance. In the Updated Press Release, the Company has corrected its Adjusted Earnings Per Diluted Share Guidance Reconciliation to include an unrealized loss on equity securities as a reconciliation item to its full-year 2021 GAAP Earnings per Diluted Share guidance. There is a corresponding revision to the GAAP net earnings per diluted share guidance in the narrative of the press release within “Full Year 2021 Guidance”. This revision had no impact on the Company's full year guidance for Adjusted Earnings Per Diluted Share.

A copy of the Updated Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The earnings call presentation to which the attached press release refers is available at http://www.borgwarner.com/en/Investors/default.aspx, but it is not incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Updated Press Release regarding earnings provided by BorgWarner Inc. dated May 5, 2021
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: May 6, 2021	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary